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                                                                    EXHIBIT 10.4


                               FIRST AMENDMENT TO
                      LOAN AGREEMENT DATED OCTOBER 21, 1997
                                  BY AND AMONG
EAGLE GEOPHYSICAL, INC., EAGLE GEOPHYSICAL ONSHORE, INC., EAGLE GEOPHYSICAL OFFSHORE, INC., EAGLE GEOPHYSICAL DE MEXICO, INC. and EAGLE GEOPHYSICAL GOM, INC. (FORMERLY KNOWN AS EAGLE GEOPHYSICAL OFFSHORE, INC.)
                                      AND
                             BANK ONE, TEXAS, N.A.


       This First Amendment to Loan Agreement dated October 21, 1997 is entered into as of June 10, 1998, (this "First Amendment") by and among EAGLE GEOPHYSICAL, INC., a Delaware corporation (herein sometimes referred to as the "Parent Borrower"), EAGLE GEOPHYSICAL ONSHORE, INC., a Delaware corporation, EAGLE GEOPHYSICAL OFFSHORE, INC., a Delaware corporation, EAGLE GEOPHYSICAL DE MEXICO, INC., a Delaware corporation, and EAGLE GEOPHYSICAL GOM, INC., a Texas corporation (formerly known as Eagle Geophysical Offshore, Inc.) (collectively, together with the Parent Borrower, referred to as the "Borrower"), and BANK ONE, TEXAS, N.A., a national banking association (the "Bank").

                              W I T N E S S E T H:

       Borrower and Bank entered into a Loan Agreement dated October 21, 1997 (the "Loan Agreement").

       Parent Borrower and Bank executed that certain Unsecured Advancing Line of Credit Agreement (the "Advancing Loan") dated June 5, 1998.

       Each Borrower, in addition to Parent Borrower, will benefit from the proceeds under the Advancing Loan.

       Bank entered into the Advancing Loan and is willing to enter into this First Amendment, subject to and conditioned upon the provisions set forth herein.

       NOW, THEREFORE, in consideration of the promises herein contained, and each intending to be legally bound hereby, the parties agree as follows:

I.     Amendments to Loan Agreement.

       The Preamble of the Loan Agreement is hereby amended by deleting the word "and" immediately preceding the text "EAGLE GEOPHYSICAL GOM, INC." and is further amended by adding a comma immediately following the parenthetical text, "(formerly known as Eagle Geophysical Offshore, Inc.)," and then adding the following text after the comma:


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       EAGLE FRONT END SERVICES, LTD., a Texas limited partnership, and EAGLE
       GEOPHYSICAL MANAGEMENT, INC., a Delaware corporation

       Article I of the Loan Agreement is hereby amended by revising the following definition in its entirety to read as follows:

              "Maturity Date" means June 1, 1999.

       Article I of the Loan Agreement is further amended by adding the following new definitions:

              "Consolidated Fixed Charge Coverage Ratio" means the ratio of (a) consolidated net income, plus consolidated interest expense, plus consolidated tax expenses, plus depreciation and amortization, plus consolidated non-cash charges deducted from consolidated net income, to
       (b) consolidated interest expense, all calculated in accordance with GAAP.

              "First Amendment" shall mean that certain First Amendment to the Loan Agreement, entered into by and among Bank and Borrower on June 10, 1998.

              "High Yield Debt Offering" means that certain contemplated offering of up to $100,000,000 of Senior Notes issued by Parent Borrower on terms substantially as set forth in the Summary of Indicative 144A Offering Terms dated May 5, 1998, prepared by Prudential Securities Incorporated, and otherwise acceptable to Bank in its discretion (it being understood that Bank has no objection to the amount of such offering exceeding $100,000,000).

       Articles III and IV of the Loan Agreement are hereby amended so that, with respect to Eagle Front End Services, Ltd., references in each and every section of such articles to corporate terms such as "incorporation," "corporation," "corporate action," "corporate power," "articles of incorporation," "bylaws, " and the like, shall be deemed amended to the most closely analogous terms as applied to limited partnerships, and actions to be taken by the board of directors or officers of any Borrower shall be deemed amended to refer to the board of directors or officers, as applicable, of Eagle Geophysical Management, Inc., as general partner of Eagle Front End Services, Ltd.

       Section 4.16 of the Loan Agreement is hereby amended by adding immediately preceding the semicolon at the end of Subsection (A) the following:
", as of Closing".

       Section 5.03 of the Loan Agreement is hereby amended by replacing the text of that section in its entirety with the following:

              5.03 Monthly Unaudited Financial Statements of Borrower. Deliver to Bank, on or before the sixtieth (60th) day after the end of each calendar month, unaudited


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       consolidated and consolidating Financial Statements of Borrower and its
       Subsidiaries as at the end of such month and from the beginning of each fiscal year to the end of each such month, which Financial Statements shall be certified by the president or chief financial officer of Borrower as being true and correct, subject to changes resulting from year-end audit adjustments.

       Section 5.05 of the Loan Agreement is hereby amended by replacing the text of that section in its entirety with the following:

              5.05 Compliance Certificate. Deliver to Bank a Compliance
       Certificate: (a) at the time of Borrower's execution of this Agreement, and (b) on the first day of each month thereafter prior to the Maturity Date.

       Section 5.22 of the Loan Agreement is hereby amended by replacing the contents of that section in its entirety with the following:

              5.22 Maximum Funded Senior Debt and Capital Leases to Capitalization. Maintain a ratio between: (a) the sum of the outstanding balance at any time, and from time to time, of Senior Debt plus the remaining obligatory payments on all capital leases of Borrower on a consolidated basis, and (b) the sum of the outstanding balance at any time, and from time to time, of Senior Debt, plus the remaining obligatory payments under capital leases of Borrower on a consolidated basis, plus the Tangible Net Worth, of not greater than the following:
       .45 to 1.00 at June 30, 1998; .70 to 1.00 at closing of the High Yield Debt Offering and at September 30, 1998; and .50 to 1.00 on December 31, 1998 and thereafter; provided, however, that Bank shall have the right to adjust the ratios set forth in this Section if Parent Borrower fails to consummate the High Yield Debt Offering by September 4, 1998, or if Parent Borrower raises additional equity, in which event the adjusted ratios shall be determined by Bank, in its discretion, based on its then-prevailing credit policies and parameters, as applied to similarly situated borrowers.

       Article V of the Loan Agreement is further amended by adding the following new section:

              5.31 Interest Coverage Ratio. Maintain a Consolidated Fixed Charge Coverage Ratio for the preceding four full fiscal quarters for which quarterly Financial Statements are available of not less than 2.7 to 1.0.

       Section 7.01 of the Loan Agreement is hereby amended by replacing the period at the end of subsection (j) with a semicolon, followed by the word "and," and then adding the following new subsection:

       (k) An "Event of Default," as defined in the Advancing Loan Agreement, has occurred and is continuing.


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       The Signature Page of the Loan Agreement is hereby amended to add the signature block and authorized signature on behalf of Eagle Front End Services, Ltd., and Eagle Geophysical Management, Inc. as set forth on this First Amendment, in their capacity as Borrowers.

       "Exhibit A," the form of Revolving Note, attached to the Loan Agreement is hereby replaced with Exhibit A attached to the First Amendment.

       "Exhibit B,"the form of Compliance Certificate, attached to the Loan Agreement is hereby replaced with Exhibit B attached to the First Amendment.

       "Schedule 4.14," the list of the Parent Borrower's Subsidiaries, attached to the Loan Agreement is hereby amended to add thereto Eagle Front End Services, Inc. and Eagle Geophysical Management, Inc., both Delaware corporations with principal places of business in Houston, Texas, and Eagle Front End Services, Ltd., a Texas limited partnership with its principal place of business in Houston, Texas.

II. Conditions to First Amendment. This First Amendment shall not become effective until the following conditions have been satisfied:

       A. Bank shall have received the Note (in the form attached as Exhibit A to the First Amendment), multiple counterparts of the First Amendment, as requested by Bank, and the Certificate of Compliance (in the form attached as Exhibit B to the First Amendment), all duly executed on behalf of each Borrower.

       B. Bank shall have received the Security Instruments, duly executed on behalf of Eagle Front End Services, Ltd. and Eagle Geophysical Management, Inc., in substantially the same form as was required with respect to each of the other Borrowers pursuant to Section 3.15 of the Loan Agreement.

       C. The requirements of Sections 3.02, 3.03, 3.04 and 3.05 of the Loan Agreement shall be satisfied with respect to both Eagle Front End Services, Ltd. and Eagle Geophysical Management, Inc., except that, with respect to Eagle Front End Services, Ltd., references in such sections to Articles of Incorporation and Bylaws shall be deemed to refer to the Certificate of Limited Partnership and the Limited Partnership Agreement, references therein to a corporation shall be deemed to refer to a limited partnership, references therein to being incorporated shall be deemed references to being formed, and, with respect to Eagle Front End Services, Ltd., the requirements of Section 3.03 shall be satisfied by actions of the board of directors and officers of Eagle Geophysical Management, Inc., in its capacity as general partner of Eagle Front End Services, Ltd.

       D. Bank shall have received an Opinion of Counsel with respect to Eagle Front End Services, Ltd., in its capacity as a Borrower, and with respect to Eagle Geophysical Management, Inc., in its dual capacity as Borrower and as general partner of Eagle Front


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       End Services, Ltd., in substantially the form that was previously delivered pursuant to Section 3.08 of the Loan Agreement, and with such modifications as are necessary to account for the limited partnership status of Eagle Front End Services, Ltd.

III. Extent of Amendments. This First Amendment shall not be deemed to be an amendment by Bank of any covenant, condition or obligation on the part of the Borrower under the Loan Agreement, as amended hereby, except as expressly set forth herein. In addition, this First Amendment shall in no respect evidence any commitment by the Bank to grant any future amendments of any covenant, condition or obligation on the part of the Borrower under the Loan Agreement, as amended hereby. Any further amendments, waivers or consents must be specifically agreed to in writing in accordance with Section 8.12 of the Loan Agreement.

IV. Reaffirmation of Representations and Warranties. To induce the Bank to enter into this First Amendment, the Borrower hereby reaffirms, as of the date hereof, its representations and warranties contained in Section 4 of the Loan Agreement and in all other documents executed pursuant thereto, and additionally represents and warrants as follows:

       A. The execution and delivery of this First Amendment and the performance of Borrower of its obligations under this First Amendment are within Borrower's power, have been duly authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law or of the charter or by-laws of the Borrower or of any agreement binding upon Borrower.

       B. This First Amendment represents the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with its terms subject as to enforcement only to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally.

       C. Since the date of the Loan Agreement, no change, event or state of affairs has occurred and is continuing which would constitute an event of default as described in Section 7.01 of the Loan Agreement.

V. Defined Terms. Terms used herein that are defined in the Loan Agreement shall have the same meanings herein, unless the context otherwise requires.

VI. Reaffirmation of Loan Agreement. This First Amendment shall be deemed to be an amendment to the Loan Agreement, and the Loan Agreement, as amended hereby, is hereby ratified, adopted and confirmed in each and every respect.

VII. Governing Law. THIS FIRST AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. This First Amendment has been


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entered into in Harris County, Texas, and it shall be performable for all purposes in Harris County, Texas. Courts within the State of Texas shall have jurisdiction over any and all disputes between the Borrower and the Bank, whether in law or equity, including, but not limited to, any and all disputes arising out of or relating to this First Amendment or any other Loan Documents; and venue in any such dispute whether in federal or state court shall be laid in Harris County, Texas.

VIII. Severability. Whenever possible each provision of this First Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this First Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this First Amendment.

IX. Execution in Counterparts. This First Amendment may be executed in any number of counterparts and by the different parties on separate counterparts on different dates, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same agreement.

X. Section Captions. Section captions used in this First Amendment are for convenience of reference only, and shall not affect the construction of this First Amendment.

XI. Successors and Assigns. This First Amendment shall be binding upon the Borrower, the Bank and its respective successors and assigns, and shall inure to the benefit of the Borrower, the Bank and the respective successors and assigns of the Bank.

XII. Non-Application of Chapter 15 of Texas Credit Code. The provisions of Chapter 15 of the Texas Credit Code (Vernon's Texas Civil Statutes, Article 5069-15) are specifically declared by the parties hereto not to be applicable to this First Amendment or any of the other Loan Documents or to the transactions contemplated hereby.

XIII. Notice. THE LOAN AGREEMENT, AS HEREBY AMENDED, EMBODIES THE ENTIRE AGREEMENT BETWEEN THE BORROWER AND THE BANK AND SUPERSEDES ALL PRIOR PROPOSALS, AGREEMENTS AND UNDERSTANDINGS RELATING TO THE SUBJECT MATTER HEREOF. THE BORROWER CERTIFIES THAT IT IS RELYING ON NO REPRESENTATION, WARRANTY, COVENANT OR AGREEMENT EXCEPT FOR THOSE SET FORTH IN THE LOAN AGREEMENT, AS HEREBY AMENDED, AND THE OTHER DOCUMENTS PREVIOUSLY EXECUTED IN CONNECTION THEREWITH.


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       IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the day and year first above written.

                                         BORROWER:


                                         EAGLE GEOPHYSICAL, INC.


                                         By: /s/ Richard W. McNairy
                                             ----------------------------------
                                                 Richard W. McNairy
                                                 Vice President

                                         EAGLE GEOPHYSICAL ONSHORE, INC.


                                         By: /s/ Richard W. McNairy
                                             ----------------------------------
                                                 Richard W. McNairy
                                                 Vice President

                                         EAGLE GEOPHYSICAL OFFSHORE, INC.


                                         By: /s/ Richard W. McNairy
                                             ----------------------------------
                                                 Richard W. McNairy
                                                 Vice President

                                         EAGLE GEOPHYSICAL DE MEXICO, INC.


                                         By: /s/ Richard W. McNairy
                                             ----------------------------------
                                                 Richard W. McNairy
                                                 Vice President

                                         EAGLE GEOPHYSICAL GOM, INC. (f/k/a
                                         EAGLE GEOPHYSICAL OFFSHORE, INC.)


                                         By: /s/ Richard W. McNairy
                                             ----------------------------------
                                                 Richard W. McNairy
                                                 Vice President


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                                         EAGLE FRONT END SERVICES, LTD.,
                                         a Texas limited partnership

                                         By: Eagle Geophysical Management, Inc.,
                                             its general partner


                                         By: /s/ Richard W. McNairy
                                             ----------------------------------
                                                 Richard W. McNairy
                                                 Vice President

                                         EAGLE GEOPHYSICAL MANAGEMENT, INC.


                                         By: /s/ Richard W. McNairy
                                             ----------------------------------
                                                 Richard W. McNairy
                                                 Vice President

                                         BANK:

                                         BANK ONE, TEXAS, N.A.


                                         By: /s/ Linda F. Masera
                                             ----------------------------------
                                                 Linda F. Masera
                                                 Vice President


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